(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
June 30, 2001


Mercury
QA International
Fund
of Mercury QA Equity Series, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Mercury QA International Fund
of Mercury QA Equity Series, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERCURY QA INTERNATIONAL FUND

WORLDWIDE INVESTMENTS AS OF JUNE 30, 2001


                                         Percent of
Ten Largest Holdings                     Net Assets

BP Amoco PLC                                2.6%
GlaxoSmithKline PLC                         2.5
Vodafone Group PLC                          2.0
Nokia Oyj 'A'                               2.0
Toyota Motor Corporation                    1.8
Novartis AG (Registered Shares)             1.8
HSBC Holdings PLC                           1.6
Mitsubishi Tokyo Financial Group, Inc.      1.5
Total Fina SA 'B'                           1.5
Enel SpA                                    1.5


                                         Percent of
Ten Largest Industries                   Net Assets

Banks                                      16.8%
Telecommunications                          8.6
Insurance                                   7.6
Electronics                                 5.2
Chemicals                                   4.5
Pharmaceuticals                             4.3
Automobiles                                 3.8
Telecommunications & Equipment              3.3
Drugs                                       3.1
Electric Utilities                          2.9



June 30, 2001 Mercury QA International Fund




DEAR SHAREHOLDER

We are pleased to provide you with this semi-annual report for Mercury QA International Fund. For the six months ended June 30, 2001, the Fund's Class I, Class A, Class B and Class C Shares had total returns of -16.03%, -16.07%, -16.46% and -16.57%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5--7 of this report to shareholders.) In comparison, the unmanaged Morgan Stanley Capital International Europe, Australasia and Far East Index had a total return of -14.87% for the same period.

The rising US dollar and the performance of telephone and financial holdings hurt the Fund's returns for the first half of 2001, while energy companies helped Fund performance. In the first half of the year, the US dollar rose 9% compared to the Japanese yen and 11% compared to the euro, the common currency for Continental Europe. A strong dollar detracts from the performance of international investments because the dollar value of foreign investments falls in lockstep with a rising US currency. Also detracting from performance was the fact that telephone companies including Nokia Oyj and Vodafone Group PLC fell significantly, as did blue chip financials such as HSBC Holdings PLC, Allianz AG and Swiss Re. On the positive side, energy companies such as BP Amoco PLC, Repsol-YPF, SA, and Total Fina SA posted strong returns. Unfortunately though, losers once again outnumbered winners, a trend that has been occurring ever since equity markets peaked in March 2000.

Market Review
The big news in the first six months of 2001 was the rapid deceleration of the US economy and accompanying aggressive easing of monetary policy by the Federal Reserve Board. After growing at a blistering 5% last year, the US economy grew at a mere 1% pace in the first half of 2001. Lower business capital spending and the resulting need for companies to adjust their inventories were the culprits. While investment in technology helped US companies achieve stellar gains in worker productivity over the past five years, it contributed to the accelerated pace of the slowdown as business used new technologies to link inventory levels and production schedules more closely.

In response to the rapidly changing economic climate, the Federal Reserve Board massively eased monetary policy starting in January, lowering short-term interest rates six times in the first half of the year by a cumulative 275 basis points (2.75%). The Federal Reserve Board remains concerned that ongoing weakness in capital spending and continued inventory adjustment might necessitate further reductions in the Federal Funds rate.

As expected, the sharp slowdown in economic activity created a profits recession (defined as a decline in year-over-year earnings) for many US companies, pushing the stock market lower. Analysts reduced their 2001 earnings forecast from double-digit earnings growth to high single-digit earnings declines. Reacting to the anticipated profit recession, the unmanaged Standard & Poor's (S&P) 500 Index fell 6.7% during the first half of 2001.

However, two significant trends that we noted in our previous shareholder report continued during the first half of 2001: small cap stocks outperformed large cap stocks and value stocks outperformed growth stocks. Propelled by lower interest rates, small cap stocks continued to outpace bigger stocks returning +6.23% as measured by the unmanaged S&P SmallCap 600 Index during the first half of 2001, more than 12 percentage points higher than returns on large cap stocks. Similarly, value stocks outperformed growth stocks by about the same margin. The resurgence of both small cap stocks and value stocks reflects the dizzying heights to which large cap growth stocks ascended before tumbling back to earth starting in the second quarter of last year.



June 30, 2001 Mercury QA International Fund



Market Outlook
We believe that the United States will lead a global cyclical recovery during the second half of this year. Business and consumer confidence appears to be stabilizing, stemming previous sharp declines. There is currently early evidence that the inventory cycle has run its course for many industries outside of technology. Though we expect leading economic indicators to turn higher over coming months, we do not expect an earnings recovery before late this year at the earliest. We believe that demand should pick up during the second half of the year as the effects of the tax cut, falling energy prices, and an accommodative Federal Reserve Board feed through to the real economy.

While our confidence in a US recovery has increased, prospects for Europe and Japan have continued to deteriorate. This is true both at a macroeconomic level, where news has worsened in both Europe and Japan, and at a stock level, where earnings downgrades in both regions are accelerating, lagging the United States.

Within the US economy, a clear distinction needs to be made between the technology sector and the rest of the economy. While there are a number of encouraging macroeconomic signs and bottom up indicators for the old economy, the near-term outlook for technology remains bleak. There is as yet no clear evidence that the collapse in technology orders is coming to an end and in contrast to the rest of the economy, excess inventories continue to build up. Again, this trend is reflected in both the top down data, such as falling technology capacity, and in bottom up earnings announcements. Earnings downgrades at this time are increasingly concentrated in the technology sector, with profit expectations for the rest of the economy starting to flatten out.

Looking forward, we expect technology spending to recover next year in delayed response to rising whole economy profits and easier financial market conditions. However, the timing and scale of that eventual recovery remain highly uncertain. The true scale of overcapacity in technology will only become apparent once the economy starts to recover.

In Conclusion
We thank you for your continued support of Mercury QA International Fund, and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Philip Green)
Philip Green
Senior Vice President and Portfolio Manager



August 9, 2001



June 30, 2001 Mercury QA International Fund




FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE
The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived all of its management fee and reimbursed a portion of its other expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.



June 30, 2001 Mercury QA International Fund



FUND PERFORMANCE DATA (CONTINUED)

RECENT PERFORMANCE RESULTS*
                                 6-Month            12-Month       Since Inception
As of June 30, 2001            Total Return       Total Return       Total Return
Class I Shares                    -16.03%            -24.27%            -25.10%

Class A Shares                    -16.07             -24.39             -25.30

Class B Shares                    -16.46             -25.00             -25.90

Class C Shares                    -16.57             -25.10             -26.00

*Investment results shown do not reflect sales charges. Results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the period shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 6/02/00.


June 30, 2001 Mercury QA International Fund



FUND PERFORMANCE DATA (CONCLUDED)

AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended 6/30/01                    -24.27%         -28.24%

Inception (6/02/00) through 6/30/01       -23.54          -27.28

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended 6/30/01                    -24.39%         -28.36%

Inception (6/02/00) through 6/30/01       -23.73          -27.46

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

One Year Ended 6/30/01                    -25.00%         -28.00%

Inception (6/02/00) through 6/30/01       -24.30          -27.12

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended 6/30/01                    -25.10%         -25.85%

Inception (6/02/00) through 6/30/01       -24.40          -24.40

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 years.
**Assuming payment of applicable contingent deferred sales charge.



June 30, 2001 Mercury QA International Fund


SCHEDULE OF INVESTMENTS
                                                                                In US Dollars
                Shares                                                                   Percent of
Industry          Held                Common Stocks                         Value         Net Assets
Australia
Banks              6,100    Commonwealth Bank of Australia            $    105,845           0.7%
                   6,525    National Australia Bank Limited                116,216            0.8
                  13,200    Westpac Banking Corporation Limited             96,969            0.6
                                                                      ------------          -----
                                                                           319,030            2.1

Beverages &       23,300    Foster's Brewing Group Limited                  64,876            0.4
Tobacco

Diversified        7,243    ++BHP Billiton Limited                          39,192            0.3
                   6,800    Broken Hill Proprietary Company Limited         35,898            0.2
                                                                      ------------          -----
                                                                            75,090            0.5

Media             11,000    The News Corporation Limited (Preferred)        88,140            0.6

Property          73,000    Mirvac Group                                   137,980            0.9
                   9,513    Mirvac Group (Rights)(a)                             5            0.0
                                                                      ------------          -----
                                                                           137,985            0.9

Real Estate      193,772    Gandel Retail Trust                            109,482            0.7
                  65,012    General Property Trust                          91,831            0.6
                  58,600    Westfield Trust                                 99,983            0.7
                                                                      ------------          -----
                                                                           301,296            2.0

Real Estate       88,800    AMP Diversified Property Trust                 109,820            0.7
Investment        61,960    Stockland Trust Group                          126,652            0.9
Trust                                                                 ------------          -----
                                                                           236,472            1.6

Telecommuni-      21,000    Telstra Corporation Limited                     57,405            0.4
cations

                            Total Common Stocks in Australia             1,280,294            8.5


Belgium
Banks              1,800    KBC Bancassurance Holding                       64,003            0.4

Electric Utilities   400    Electrabel SA                                   78,971            0.5

Insurance          3,300    Fortis 'B'                                      79,623            0.6

                            Total Common Stocks in Belgium                 222,597            1.5


Denmark
Banks              3,900    Danske Bank                                     70,070            0.5

Pharmaceutical--   1,500    Novo Nordisk A/S 'B'                            66,352            0.4
Diversified

                            Total Common Stocks in Denmark                 136,422            0.9



June 30, 2001 Mercury QA International Fund


SCHEDULE OF INVESTMENTS (Continued)
                                                                                In US Dollars
                Shares                                                                   Percent of
Industry          Held                Common Stocks                         Value         Net Assets
Finland
Telecommuni-      13,100    Nokia Oyj 'A'                             $    296,892           2.0%
cations &
Equipment

                            Total Common Stocks in Finland                 296,892            2.0


France
Banks              1,300    Banque Nationale de Paris (BNP)                113,140            0.8
                   1,100    Societe Generale 'A'                            65,142            0.4
                                                                      ------------          -----
                                                                           178,282            1.2

Building &         3,400    Suez SA                                        109,381            0.7
Construction

Chemicals            500    Air Liquide                                     71,834            0.5
                   2,000    Aventis SA                                     159,669            1.1
                                                                      ------------          -----
                                                                           231,503            1.6

Consumer--Goods    1,300    LVMH (Louis Vuitton Moet Hennessy)              65,484            0.4

Cosmetics &        1,700    L'Oreal SA                                     109,741            0.7
Toiletries

Diversified        2,600    Vivendi Universal SA                           151,550            1.0

Electronics        1,900    STMicroelectronics NV                           65,950            0.4

Foods                500    Groupe Danone                                   68,617            0.5

Insurance          4,400    Axa                                            125,348            0.8

Manufacturing      1,900    Sanofi-Synthelabo SA                           124,662            0.8

Oil/Integrated--   1,600    Total Fina SA 'B'                              224,044            1.5
International

Retail               400    Pinault-Printemps-Redoute SA                    57,907            0.4

Supermarkets       1,800    Carrefour SA                                    95,242            0.6

Telecommuni-       2,100    France Telecom SA                              100,093            0.7
cations

Telecommuni-       2,700    Alcatel                                         56,460            0.4
cations &
Equipment

                            Total Common Stocks in France                1,764,264           11.7


Germany
Automobiles        3,300    DaimlerChrysler AG                             151,563            1.0
                   1,300    Volkswagen AG                                   60,752            0.4
                                                                      ------------          -----
                                                                           212,315            1.4



June 30, 2001 Mercury QA International Fund


SCHEDULE OF INVESTMENTS (Continued)
                                                                                In US Dollars
                Shares                                                                   Percent of
Industry          Held                Common Stocks                         Value         Net Assets
Germany (concluded)
Banks              1,500    Bayerische Hypo-und Vereinsbank AG        $     74,162           0.5%
                   1,800    Deutsche Bank AG (Registered Shares)           128,981            0.9
                   1,700    Dresdner Bank AG (Registered Shares)            77,646            0.5
                                                                      ------------          -----
                                                                           280,789            1.9

Chemicals          2,800    BASF AG                                        110,464            0.7
                   3,200    Bayer AG                                       125,568            0.9
                                                                      ------------          -----
                                                                           236,032            1.6

Computer Software    700    SAP AG (Systeme, Anwendungen,
                            Produkte in der Datenverarbeitung)              97,136            0.6

Diversified        2,500    RWE AG                                          99,433            0.6

Electronics        2,200    Siemens AG                                     133,170            0.9

Insurance            700    Allianz AG (Registered Shares)                 204,306            1.4
                     500    Muenchener Rueckversicherungs-
                            Gesellschaft AG (Registered Shares)            139,350            0.9
                                                                      ------------          -----
                                                                           343,656            2.3

Medical            1,400    Schering AG                                     73,485            0.5

Multi-Industry     2,300    E.On AG                                        119,557            0.8

Telecommuni-       6,300    Deutsche Telekom AG (Registered Shares)        143,580            0.9
cations

                            Total Common Stocks in Germany               1,739,153           11.5


Hong Kong
Banks              6,100    Hang Seng Bank Limited                          62,565            0.4

Multi-Industry    14,000    Hutchison Whampoa Limited                      141,348            0.9

Real Estate        4,000    Cheung Kong (Holdings) Ltd.                     43,590            0.3
                   8,000    Sun Hung Kai Properties Ltd.                    72,052            0.5
                                                                      ------------          -----
                                                                           115,642            0.8

                            Total Common Stocks in Hong Kong               319,555            2.1


Italy
Auto & Truck       3,000    Fiat SpA                                        58,669            0.4

Banks              6,800    San Paolo-IMI SpA                               87,159            0.6
                  16,700    Unicredito Italiano SpA                         71,681            0.4
                                                                      ------------          -----
                                                                           158,840            1.0

Diversified       11,800    Telecom Italia SpA                             105,893            0.7
Telecommuni-
cation
Services


June 30, 2001 Mercury QA International Fund


SCHEDULE OF INVESTMENTS (Continued)
                                                                                In US Dollars
                Shares                                                                   Percent of
Industry          Held                Common Stocks                         Value         Net Assets
Italy (concluded)
Electronics       72,800    Enel SpA                                  $    222,493           1.5%

Insurance          4,600    Assicurazioni Generali                         138,250            0.9

Oil & Gas         12,100    ENI SpA                                        147,512            1.0

Telecommuni-      24,900    Telecom Italia Mobile (TIM) SpA                126,904            0.8
cations


Tires & Rubber    25,200    Pirelli SpA                                     70,190            0.5

                            Total Common Stocks in Italy                 1,028,751            6.8


Japan
Auto & Truck      11,000    Nissan Motor Co., Ltd.                          75,938            0.5

Automobiles        2,000    Honda Motor Co., Ltd.                           87,877            0.6
                   7,900    Toyota Motor Corporation                       278,071            1.8
                                                                      ------------          -----
                                                                           365,948            2.4

Banking &             28    Mitsubishi Tokyo Financial Group, Inc.         233,483            1.5
Financial

Banks             13,000    The Sumitomo Bank, Ltd.                        107,360            0.7

Chemicals          2,000    Shin-Etsu Chemical Co., Ltd.                    73,445            0.5

Commercial         5,000    Dai Nippon Printing Co., Ltd.                   61,017            0.4
Services &         1,000    Secom Co., Ltd.                                 55,805            0.4
Supplies                                                              ------------          -----
                                                                           116,822            0.8

Computers          5,000    NEC Corporation                                 67,551            0.5

Consumer--           400    Nintendo Company Ltd.                           72,803            0.5
Electronics

Diversified          800    Takefuji Corporation                            72,675            0.5
Financials

Electric           5,600    Kansai Electric Power Company, Inc.             94,965            0.6
Utilities          5,800    Tohoku Electric Power Co., Inc.                 94,636            0.6
                   4,100    Tokyo Electric Power                           106,182            0.7
                                                                      ------------          -----
                                                                           295,783            1.9

Electrical         4,000    Denso Corporation                               76,331            0.5
Equipment          6,000    Matsushita Electric Industrial
                            Company, Ltd.                                   93,906            0.6
                                                                      ------------          -----
                                                                           170,237            1.1

Electronics        6,000    Fujitsu Limited                                 63,021            0.4
                  10,000    Hitachi Ltd.                                    98,220            0.7
                   2,100    Sony Corporation                               138,069            0.9
                  11,000    Toshiba Corporation                             58,122            0.4
                                                                      ------------          -----
                                                                           357,432            2.4


June 30, 2001 Mercury QA International Fund


SCHEDULE OF INVESTMENTS (Continued)
                                                                                In US Dollars
                Shares                                                                   Percent of
Industry          Held                Common Stocks                         Value         Net Assets
Japan (concluded)
Financial          5,000    The Nomura Securities Co., Ltd.           $     95,815           0.6%
Services

Household          3,000    Kao Corporation                                 74,567            0.5
Products

Pharmaceuticals    2,000    Takeda Chemical Industries, Ltd.                93,008            0.6

Photography        3,000    Canon, Inc.                                    121,232            0.8
                   2,000    Fuji Photo Film                                 86,273            0.6
                                                                      ------------          -----
                                                                           207,505            1.4

Semiconductor         46    Mizuho Holdings, Inc.                          213,919            1.4
Equipment &
Products

Telecommuni-           1    NTT DoCoMo, Inc.                                17,399            0.1
cations
                      31    Nippon Telegraph & Telephone
                            Corporation (NTT)                              161,562            1.1
                                                                      ------------          -----
                                                                           178,961            1.2

Transportation        13    Central Japan Railway Company                   80,781            0.5
                      14    East Japan Railway Company                      80,821            0.6
                  20,000    Kinki Nippon Railway Co., Ltd.                  80,180            0.5
                                                                      ------------          -----
                                                                           241,782            1.6

                            Total Common Stocks in Japan                 3,115,034           20.6


Netherlands
Oil                1,400    Royal Dutch Petroleum Company                   80,573            0.5

                            Total Common Stocks in the Netherlands          80,573            0.5


New Zealand
Telecommuni-      29,800    Telecom Corporation of New Zealand              67,309            0.5
cations                     Limited

                            Total Common Stocks in New Zealand              67,309            0.5


Norway
Chemicals          2,800    Norsk Hydro ASA                                118,617            0.8

                            Total Common Stocks in Norway                  118,617            0.8


Portugal

Telecommuni-       8,600    ++Portugal Telecom, SGPS, SA                    59,993            0.4
cations                     (Registered Shares)
                   8,600    Portugal Telecom, SGPS, SA (Rights)(b)           1,165            0.0

                            Total Common Stocks in Portugal                 61,158            0.4


Singapore
Airlines           9,000    Singapore Airlines Limited                      62,239            0.4

                            Total Common Stocks in Singapore                62,239            0.4


June 30, 2001 Mercury QA International Fund


SCHEDULE OF INVESTMENTS (Continued)
                                                                                In US Dollars
                Shares                                                                   Percent of
Industry          Held                Common Stocks                         Value         Net Assets
Spain
Banks             10,000    Banco Bilbao Vizcaya, SA                  $    129,360           0.9%
                  13,200    Banco Santander Central Hispano, SA            119,574            0.8
                                                                      ------------          -----
                                                                           248,934            1.7

Electric           5,000    Endesa SA                                       79,750            0.5
Utilities

Petroleum--        5,100    Repsol-YPF, SA                                  84,194            0.6
Domestic

Telecommuni-      11,300    ++Telefonica SA                                139,289            0.9
cations

                            Total Common Stocks in Spain                   552,167            3.7


Sweden
Banks             10,100    Nordbanken Holding AB                           57,527            0.4

Telecommuni-      25,200    Telefonaktiebolaget LM Ericsson AB 'B'         137,744            0.9
cations &
Equipment

                            Total Common Stocks in Sweden                  195,271            1.3


Switzerland
Banks                700    ++Credit Suisse Group (Registered Shares)      115,076            0.8
                   1,000    ++UBS AG (Registered Shares)                   143,255            0.9
                                                                      ------------          -----
                                                                           258,331            1.7

Drugs              7,300    Novartis AG (Registered Shares)                264,181            1.8

Foods/Food         1,000    Nestle SA (Registered Shares)                  212,517            1.4
Processing

Holding Company    7,400    ABB Ltd.                                       111,978            0.7

Insurance            100    ++Schweizerische Rueckversicherungs-           199,833            1.3
                            Gesellschaft (Registered Shares)
                     300    Zurich Financial Services AG                   102,309            0.7
                                                                      ------------          -----
                                                                           302,142            2.0

Pharmaceuticals    2,500    Roche Holding AG                               180,111            1.2

                            Total Common Stocks in Switzerland           1,329,260            8.8


United Kingdom
Banks              4,200    Barclays PLC                                   128,770            0.9
                  20,900    HSBC Holdings PLC                              247,642            1.6
                   4,500    Halifax PLC                                     52,023            0.3
                  15,400    Lloyds TSB Group PLC                           154,101            1.0


June 30, 2001 Mercury QA International Fund


SCHEDULE OF INVESTMENTS (Concluded)
                                                                                In US Dollars
                Shares                                                                   Percent of
Industry          Held                Common Stocks                         Value         Net Assets
United Kingdom (concluded)
Bank (concluded)   6,500    Royal Bank of Scotland Group PLC          $    143,249           1.0%
                     759    ++Royal Bank of Scotland Group PLC                 942            0.0
                                                                      ------------          -----
                                                                           726,727            4.8

Beverages         10,600    Diageo PLC                                     116,281            0.8

Drugs              4,100    AstraZeneca Group PLC                          191,036            1.3

Food & Drug       20,500    Tesco PLC                                       73,952            0.5
Retailing

Food Products      8,300    Unilever PLC                                    69,922            0.5

Insurance          6,400    CGNU PLC                                        88,479            0.6
                   5,900    Prudential Corporation PLC                      71,444            0.4
                                                                      ------------          -----
                                                                           159,923            1.0

Metals & Mining    3,100    Rio Tinto PLC (Registered Shares)               55,021            0.4

Oil--Related      48,400    BP Amoco PLC                                   397,868            2.6

Pharmaceu-        13,600    GlaxoSmithKline PLC                            382,541            2.5
ticals

Telecommunica-    14,100    British Telecommunications PLC                  88,641            0.6
tions              4,230    ++British Telecommunications PLC                25,887            0.2
                 139,000    Vodafone Group PLC                             307,896            2.0
                                                                      ------------          -----
                                                                           422,424            2.8

                            Total Common Stocks in the United Kingdom    2,595,695           17.2


                            Total Investments (Cost--$17,565,966)       14,965,251           99.2
                            Other Assets Less Liabilities                  123,264            0.8
                                                                      ------------         ------
                            Net Assets                                $ 15,088,515         100.0%
                                                                      ============         ======

++Non-income producing security.
(a)The rights may be exercised until 7/13/2001.
(b)The rights may be exercised until 7/09/2001.
See Notes to Financial Statements.


June 30, 2001 Mercury QA International Fund


STATEMENT OF ASSETS AND LIABILITIES


As of June 30, 200
Assets:
Investments, at value (identified cost--$17,565,966)                                       $ 14,965,251
Foreign cash                                                                                     33,051
Receivables:
 Dividends                                                                 $      36,922
 Capital shares sold                                                              28,403
 Investment adviser                                                               11,992         77,317
                                                                           -------------
Prepaid registration fees and other assets                                                       69,899
                                                                                           ------------
Total assets                                                                                 15,145,518
                                                                                           ------------

Liabilities:
Payables:
 Administrator                                                                     3,721
 Securities purchased                                                              2,179
 Distributor                                                                         849
 Capital shares redeemed                                                             743          7,492
                                                                            ------------
Accrued expenses and other liabilities                                                           49,511
                                                                                           ------------
Total liabilities                                                                                57,003
                                                                                           ------------

Net Assets:
Net assets                                                                                 $ 15,088,515
                                                                                           ============


Net Assets Consist of:
Class I Shares of Common Stock, $.0001 par value,
 125,000,000 shares authorized                                                              $       188
Class A Shares of Common Stock, $.0001 par value,
 125,000,000 shares authorized                                                                        3
Class B Shares of Common Stock, $.0001 par value,
 125,000,000 shares authorized                                                                        7
Class C Shares of Common Stock, $.0001 par value,
 125,000,000 shares authorized                                                                        4
Paid-in capital in excess of par                                                             18,141,463
Undistributed investment income--net                                                             46,152
Accumulated realized capital losses on investments and
 foreign currency transactions--net                                                           (497,067)
Unrealized depreciation on investments and foreign currency
 transactions--net                                                                          (2,602,235)
                                                                                           ------------
Net assets                                                                                 $ 15,088,515
                                                                                           ============


Net Asset Value:
Class I--Based on net assets of $14,077,928 and
 1,878,401 shares outstanding                                                              $       7.49
                                                                                           ============
Class A--Based on net assets of $228,695 and
 30,620 shares outstanding                                                                 $       7.47
                                                                                           ============
Class B--Based on net assets of $514,216 and
 69,415 shares outstanding                                                                 $       7.41
                                                                                           ============
Class C--Based on net assets of $267,676 and
 36,172 shares outstanding                                                                 $       7.40
                                                                                           ============

See Notes to Financial Statements.


June 30, 2001 Mercury QA International Fund


STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001

Investment Income:
Dividends (net of $20,091 foreign withholding tax)                                         $    184,967
Interest and discount earned                                                                        690
                                                                                           ------------
Total income                                                                                    185,657
                                                                                           ------------

Expenses:
Investment advisory fees                                                   $      44,824
Accounting services                                                               43,447
Registration fees                                                                 37,344
Administrative fees                                                               24,136
Professional fees                                                                 17,884
Custodian fees                                                                    17,506
Printing and shareholder reports                                                  12,548
Offering costs                                                                     6,853
Account maintenance and distribution fees--Class B                                 2,772
Account maintenance and distribution fees--Class C                                 1,946
Transfer agent fees--Class I                                                       1,549
Pricing fees                                                                       1,125
Directors' fees and expenses                                                         971
Account maintenance fees--Class A                                                    378
Transfer agent fees--Class B                                                         133
Transfer agent fees--Class C                                                         100
Transfer agent fees--Class A                                                          37
Other                                                                              4,599
                                                                            ------------
Total expenses before reimbursement                                              218,152
Reimbursement of expenses                                                       (92,375)
                                                                            ------------
Total expenses after reimbursement                                                              125,777
                                                                                           ------------
Investment income--net                                                                           59,880
                                                                                           ------------

Realized & Unrealized Loss on Investments
& Foreign Currency Transactions--Net:
Realized loss from:
 Investments--net                                                              (314,105)
 Foreign currency transactions--net                                              (1,965)      (316,070)
                                                                            ------------
Change in unrealized appreciation/depreciation on:
 Investments--net                                                            (2,225,229)
 Foreign currency transactions--net                                              (5,227)    (2,230,456)
                                                                            ------------  -------------
Net Decrease in Net Assets Resulting from Operations                                      $ (2,486,646)
                                                                                          =============

See Notes to Financial Statements.


June 30, 2001 Mercury QA International Fund


STATEMENTS OF CHANGES IN NET ASSETS
                                                                           For the Six      For the Period
                                                                           Months Ended     June 2, 2000++
                                                                             June 30,      to December 31,
Increase (Decrease)in Net Assets:                                              2001              2000
Operations:
Investment income (loss)--net                                               $     59,880   $   (19,776)
Realized loss on investments and foreign currency
 transactions--net                                                             (316,070)      (186,707)
Change in unrealized appreciation/depreciation on
 investments and foreign currency transactions--net                          (2,230,456)      (371,779)
                                                                            ------------   ------------
Net decrease in net assets resulting from operations                         (2,486,646)      (578,262)
                                                                            ------------   ------------

Capital Share Transactions:
Net increase in net assets derived from capital share
transactions                                                                   4,834,695     13,218,728
                                                                            ------------   ------------

Net Assets:
Total increase in net assets                                                   2,348,049     12,640,466
Beginning of period                                                           12,740,466        100,000
                                                                           -------------  -------------
End of period*                                                             $  15,088,515   $ 12,740,466
                                                                           -------------  -------------

*Undistributed (accumulated) investment income (loss)--net                 $      46,152   $   (13,728)
                                                                           =============   ============

++Commencement of operations.
See Notes to Financial Statements.


June 30, 2001 Mercury QA International Fund



FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived from information provided in the financial statements.
                                                            Class I                       Class A
                                                     For the        For the        For the        For the
                                                       Six           Period          Six           Period
                                                      Months        June 2,         Months        June 2,
                                                      Ended          2000++         Ended          2000++
                                                     June 30,     to Dec. 31,      June 30,     to Dec. 31,
Increase (Decrease) in Net Asset Value:                2001           2000           2001           2000
Per Share Operating Performance:
Net asset value, beginning of period                $   8.92       $  10.00       $   8.90       $  10.00
                                                    --------       --------       --------       --------
Investment income (loss)--net                        .04++++          (.01)        .05++++          (.01)
Realized and unrealized loss on investments
 and foreign currency transactions--net               (1.47)         (1.07)         (1.48)         (1.09)
                                                    --------       --------       --------       --------
Total from investment operations                      (1.43)         (1.08)         (1.43)         (1.10)
                                                    --------       --------       --------       --------
Net asset value, end of period                      $   7.49       $   8.92       $   7.47       $   8.90
                                                    ========       ========       ========       ========


Total Investment Return:**
Based on net asset value per share               (16.03%)+++    (10.08%)+++    (16.07%)+++    (11.00%)+++
                                                 ===========    ===========    ===========    ===========


Ratios to Average Net Assets:
Expenses, net of reimbursement                        1.75%*         1.75%*         2.00%*         2.00%*
                                                    ========       ========       ========       ========
Expenses                                              3.09%*         5.28%*         3.34%*         5.53%*
                                                    ========       ========       ========       ========
Investment income (loss)--net                          .93%*        (.42%)*         1.07%*        (.66%)*
                                                    ========       ========       ========       ========


Supplemental Data:
Net assets, end of period (in thousands)            $ 14,078       $ 11,498       $    229        $   276
                                                    ========       ========       ========       ========

Portfolio turnover                                    14.90%         29.83%         14.90%         29.83%
                                                    ========       ========       ========       ========

*Annualized.
**Total investment returns exclude the effects of sales charges. The
Fund's Investment Adviser waived all of its management fee and reimbursed a portion of its other expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.
See Notes to Financial Statements.


June 30, 2001Mercury QA International Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)
The following per share data and ratios have been derived from information provided in the financial statements.

                                                            Class B                      Class C
                                                     For the        For the        For the        For the
                                                       Six           Period          Six           Period
                                                      Months        June 2,         Months        June 2,
                                                      Ended          2000++         Ended          2000++
                                                     June 30,     to Dec. 31,      June 30,     to Dec. 31,
Increase (Decrease) in Net Asset Value:                2001           2000           2001           2000
Per Share Operating Performance:
Net asset value, beginning of period                $   8.87        $ 10.00       $   8.87       $  10.00
                                                    --------       --------       --------       --------
Investment income (loss)--net                      (.01)++++          (.05)        .01++++          (.04)
Realized and unrealized loss on investments
 and foreign currency transactions--net               (1.45)         (1.08)         (1.48)         (1.09)
                                                    --------       --------       --------       --------
Total from investment operations                      (1.46)         (1.13)         (1.47)         (1.13)
                                                    --------       --------       --------       --------
Net asset value, end of period                      $   7.41        $  8.87       $   7.40       $   8.87
                                                    ========       ========       ========       ========


Total Investment Return:**
Based on net asset value per share               (16.46%)+++    (11.30%)+++    (16.57%)+++    (11.30%)+++
                                                 ===========    ===========    ===========    ===========


Ratios to Average Net Assets:
Expenses, net of reimbursement                        2.77%*         2.76%*         2.77%*         2.77%*
                                                    ========       ========       ========       ========
Expenses                                              4.11%*         6.30%*         4.11%*         6.30%*
                                                    ========       ========       ========       ========
Investment income (loss)--net                        (.23%)*       (1.47%)*          .24%*       (1.42%)*
                                                    ========       ========       ========       ========


Supplemental Data:
Net assets, end of period (in thousands)            $    514        $   608       $    268        $   358
                                                    ========       ========       ========       ========

Portfolio turnover                                    14.90%         29.83%         14.90%         29.83%
                                                    ========       ========       ========       ========

*Annualized.
**Total investment returns exclude the effects of sales charges. The
Fund's Investment Adviser waived all of its management fee and reimbursed a portion of its other expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.
See Notes to Financial Statements.



June 30, 2001 Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Mercury QA International Fund (the "Fund") is part of Mercury QA Equity Series, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Corporation's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.



June 30, 2001 Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As compensation for its services to the Fund, Mercury Advisors receives monthly compensation at the annual rate of .65% of the average daily net assets of the Fund. For the six months ended June 30, 2001, Mercury Advisors earned fees of $44,824, all of which were waived. Mercury Advisors also reimbursed the Fund for additional expenses of $47,551.

The Fund has also entered into an Administration Agreement with Mercury Advisors. The Fund pays a monthly fee at an annual rate of
 .35% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance Fee      Distribution Fee

Class A                          .25%               --
Class B                          .25%             .75%
Class C                          .25%             .75%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:


                                FAMD            MLPF&S

Class I                        $  134          $ 1,875
Class A                        $2,262          $23,292

For the six months ended June 30, 2001, MLPF&S received contingent deferred sales charges of $11,246 relating to transactions in Class C Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.



June 30, 2001 Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Prior to January 1, 2001, Mercury Advisors provided accounting services to the Fund at its cost and the Fund reimbursed Mercury Advisors for these services. Mercury Advisors continues to provide certain accounting services to the Fund. The Fund reimburses Mercury Advisors at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed Mercury Advisors an aggregate of $15,479 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Corporation are officers and/or directors of Mercury Advisors, PSI, FDS, FAMD, and/or ML &
Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $6,580,661 and $2,052,746, respectively.

Net realized losses for the six months ended June 30, 2001 and net unrealized losses as of June 30, 2001 were as follows:


                                    Realized        Unrealized
                                     Losses           Losses

Long-term investments            $  (314,105)    $  (2,600,715)
Foreign currency transactions         (1,965)           (1,520)
                                 ------------    --------------
Total                            $  (316,070)    $  (2,602,235)
                                 ============    ==============

As of June 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $2,600,715, of which $314,828 related to appreciated securities and $2,915,543 related to depreciated securities. The aggregate cost of investments at June 30, 2001 for Federal income tax purposes was $17,565,966.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $4,834,695 and $13,218,728 for the six months ended June 30, 2001 and for the period June 2, 2000 to December 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class I Shares for the Six Months
Ended June 30, 2001                   Shares       Dollar Amount

Shares sold                         1,302,726     $  10,593,969
Shares redeemed                     (712,890)       (5,760,918)
                                 ------------     -------------
Net increase                          589,836     $   4,833,051
                                 ============     =============



June 30, 2001 Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Class I Shares for the Period
June 2, 2000++ to December 31, 2000   Shares       Dollar Amount

Shares sold                         1,500,567     $  13,953,477
Shares redeemed                     (214,502)       (1,954,340)
                                  -----------     -------------
Net increase                        1,286,065     $  11,999,137
                                  ===========     =============

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.


Class A Shares for the Six Months
Ended June 30, 2001                   Shares       Dollar Amount

Shares sold                           140,647      $  1,119,175
Shares redeemed                     (141,050)       (1,116,325)
                                  -----------     -------------
Net increase (decrease)                 (403)      $      2,850
                                  ===========     =============


Class A Shares for the Period
June 2, 2000++ to December 31, 2000   Shares       Dollar Amount

Shares sold                            30,020     $     266,578
Shares redeemed                       (1,497)          (13,742)
                                  -----------     -------------
Net increase                           28,523     $     252,836
                                  ===========     =============

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.



Class B Shares for the Six Months
Ended June 30, 2001                   Shares       Dollar Amount

Shares sold                             4,381     $      35,878
Shares redeemed                       (3,572)          (28,581)
                                  -----------     -------------
Net increase                              809     $       7,297
                                  ===========     =============


Class B Shares for the Period
June 2, 2000++ to December 31, 2000   Shares       Dollar Amount

Shares sold                            66,106     $     616,077
                                  -----------     -------------
Net increase                           66,106     $     616,077
                                  ===========     =============

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.



Class C Shares for the Six Months
Ended June 30, 2001                   Shares       Dollar Amount

Shares sold                           265,748      $  2,090,747
Shares redeemed                     (269,944)       (2,099,250)
                                  -----------     -------------
Net decrease                          (4,196)     $     (8,503)
                                  ===========     =============


June 30, 2001 Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Class C Shares for the Period
June 2, 2000++ to December 31, 2000   Shares       Dollar Amount

Shares sold                            41,010     $     378,621
Shares redeemed                       (3,142)          (27,943)
                                  -----------     -------------
Net increase                           37,868     $     350,678
                                  ===========     =============

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.


5. Short-Term Borrowings:
On March 22, 2001, the Fund became party to a $1,000,000,000 credit agreement, dated December 1, 2000, with Bank One, N.A. and certain other lenders. Certain other funds managed by Mercury Advisors and its affiliates also participate in this credit agreement. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.


6. Capital Loss Carryforward:
At December 31, 2000, the Fund had a net capital loss carryforward of approximately $110,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.



June 30, 2001 Mercury QA International Fund


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Robert C. Doll, Jr., Senior Vice President
Philip Green, Senior Vice President
Sidney Hoots, Senior Vice President
Dean D'Onofrio, Senior Vice President
Frank Salerno, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian
The Chase Manhattan Bank
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



June 30, 2001 Mercury QA International Fund